MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO  ANNUAL REPORT

PERFORMANCE AT A GLANCE


Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (Class H) and the Lehman Brothers Government Bond Index, from November 8, 1993 through December 31, 2000.

[CHART]


                        High Grade Fixed               Lehman Brothers
                        Income Portfolio               Government Bond
                           (Class H)                       Index
    11/93                   $10,000                      $10,000
    11/93                    $9,570                       $9,890
    12/93                    $9,627                       $9,929
     1/94                    $9,647                      $10,065
     2/94                    $9,416                       $9,851
     3/94                    $9,166                       $9,630
     4/94                    $9,076                       $9,553
     5/94                    $9,087                       $9,541
     6/94                    $9,047                       $9,519
     7/94                    $9,167                       $9,694
     8/94                    $9,147                       $9,696
     9/94                    $8,997                       $9,560
    10/94                    $8,977                       $9,552
    11/94                    $8,947                       $9,535
    12/94                    $8,996                       $9,593
     1/95                    $9,130                       $9,771
     2/95                    $9,295                       $9,981
     3/95                    $9,347                      $10,044
     4/95                    $9,440                      $10,176
     5/95                    $9,698                      $10,586
     6/95                    $9,760                      $10,667
     7/95                    $9,739                      $10,628
     8/95                    $9,873                      $10,753
     9/95                    $9,956                      $10,857
    10/95                   $10,101                      $11,022
    11/95                   $10,245                      $11,194
    12/95                   $10,385                      $11,352
     1/96                   $10,439                      $11,422
     2/96                   $10,199                      $11,189
     3/96                   $10,111                      $11,095
     4/96                   $10,023                      $11,024
     5/96                    $9,947                      $11,005
     6/96                   $10,078                      $11,147
     7/96                   $10,100                      $11,175
     8/96                   $10,045                      $11,150
     9/96                   $10,231                      $11,335
    10/96                   $10,472                      $11,585
    11/96                   $10,669                      $11,786
    12/96                   $10,531                      $11,666
     1/97                   $10,531                      $11,679
     2/97                   $10,554                      $11,695
     3/97                   $10,403                      $11,571
     4/97                   $10,554                      $11,738
     5/97                   $10,623                      $11,839
     6/97                   $10,751                      $11,971
     7/97                   $11,063                      $12,311
     8/97                   $10,924                      $12,190
     9/97                   $11,098                      $12,372
    10/97                   $11,237                      $12,586
    11/97                   $11,283                      $12,651
    12/97                   $11,387                      $12,783
     1/98                   $11,547                      $12,975
     2/98                   $11,522                      $12,940
     3/98                   $11,571                      $12,976
     4/98                   $11,632                      $13,035
     5/98                   $11,755                      $13,169
     6/98                   $11,853                      $13,319
     7/98                   $11,853                      $13,339
     8/98                   $12,012                      $13,686
     9/98                   $12,210                      $14,056
    10/98                   $12,063                      $14,008
    11/98                   $12,137                      $14,012
    12/98                   $12,165                      $14,043
     1/99                   $12,245                      $14,124
     2/99                   $11,953                      $13,788
     3/99                   $11,993                      $13,842
     4/99                   $11,993                      $13,874
     5/99                   $11,860                      $13,752
     6/99                   $11,780                      $13,724
     7/99                   $11,701                      $13,703
     8/99                   $11,661                      $13,703
     9/99                   $11,780                      $13,814
    10/99                   $11,780                      $13,837
    11/99                   $11,754                      $13,817
    12/99                   $11,701                      $13,727
     1/00                   $11,621                      $13,747
     2/00                   $11,727                      $13,942
     3/00                   $11,798                      $14,187
     4/00                   $11,712                      $14,147
     5/00                   $11,641                      $14,156
     6/00                   $11,954                      $14,408
     7/00                   $12,053                      $14,548
     8/00                   $12,181                      $14,763
     9/00                   $12,281                      $14,806
    10/00                   $12,281                      $14,948
    11/00                   $12,451                      $15,242
    12/00                   $12,693                      $15,546

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/00
----------------------------------------------------------------------------------------------------
                                                       6 Months     1 Year     5 Years     Inception*
HIGH GRADE FIXED INCOME PORTFOLIO (CLASS H)              6.18%       8.48%      4.10%         3.39%
LB GOVERNMENT BOND INDEX                                 7.88       13.24       6.49          6.35
----------------------------------------------------------------------------------------------------

*  Inception: since commencement of issuance on November 8, 1993.

The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[SIDENOTE]

The graph depicts the performance of Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (Class H) versus the Lehman Brothers Government Bond Index. It is important to note the High Grade Fixed Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT

Dear Contract Owner,                                          February 15, 2001

We are pleased to present you with the annual report for Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (the "Portfolio") for the fiscal year ended December 31, 2000.

MARKET REVIEW

[GRAPHIC]

During the first half of 2000, the Federal Reserve (the "Fed") raised the Federal Funds rate by one percent in response to booming economic conditions, a move that created difficult conditions for all sectors of the fixed-income market. At the beginning of the year, the U.S. Treasury announced plans to buy back Treasury debt in response to a fiscal year surplus of around $200 billion. The Treasury bought back about $30 billion in calendar year 2000, creating a surge in demand for 30-year bonds and a drastic yield curve inversion in which 10-year notes yielded more than 30-year bonds.

Despite that shaky beginning, the U.S. bond market, as measured by the Lehman Aggregate Index, ended 2000 up 11.63%, its best annual return since 1995. The U.S. Government sector returned a strong 4.99% for the fourth quarter of 2000, as measured by the Lehman Brothers Government Bond Index-for the year, the return was 13.24%. Treasurys benefited from a tight supply and a volatile equity market as investors were increasingly adverse to risk.

Investment-grade corporate bonds, which returned 9.39%, as measured by the Lehman Brothers U.S. Credit Index, underperformed the broader debt market, amid an increasing default rate and growing concern that corporate profits and cash flow would erode further as growth slows.

The Lehman Brothers Mortgage Bond Index returned 11.16% for 2000. Mortgage interest rates stand at the lowest level since spring 1999, implying that more of the sector is subject to refinance risk than at any time in the past three years. Investors focused on this risk have begun selling higher coupon mortgages or buying agency debentures to offset the loss of duration.

PORTFOLIO REVIEW

The Portfolio returned 8.48% for the fiscal year, underperforming its benchmark, the Lehman Brothers Government Bond Index, which returned 13.24% for the same period. The main factor behind this underperformance was the overweight in the corporate sector. The Portfolio's positive contribution to performance from positioning for a steeper yield curve was offset by the overweight in corporates and the higher coupon bias in our mortgage exposure during the fourth quarter's beginning.

During the fourth quarter we also focused on increasing quality and reducing exposure to higher volatility. With economic activity slowing and the Fed paving the way for interest cuts early in 2001, interest rate volatility rose dramatically.(1) We increased exposure in both dollar and duration terms to Treasurys, agencies and high-quality asset-backed securities. We reduced our weighting in corporates and further decreased exposure to mortgages.

(1) The Fed made two reductions totaling 100 basis points (a basis point equals 1/100th of one percent) to the Fed Funds rate in January 2001.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO  ANNUAL REPORT


SECTOR ALLOCATION*                                      12/31/00           6/30/00
-------------------------------------------------------------------------------------
Treasurys                                                 36.2%                5.9%
Mortgages                                                 27.7                31.7
Corporates                                                22.9                51.3
Agencies                                                   6.9                11.1
Asset Backed Securities                                    2.6                 0.0
Repurchase Agreements                                      3.7                 0.0
-------------------------------------------------------------------------------------
Total                                                   100.0%             100.0%


PORTFOLIO CHARACTERISTICS*                             12/31/00            6/30/00
-------------------------------------------------------------------------------------
Weighted Average Duration                               5.16 yrs           4.41 yrs
Weighted Average Life                                   9.68 yrs           10.2 yrs
Average Quality                                           AAA              Aa1/AA+
Net Assets ($mm)                                         $2.45              $2.95
-------------------------------------------------------------------------------------

NEW PORTFOLIO MANAGEMENT

On October 6, 2000, the board of trustees for the Portfolio terminated the existing Investment Advisory and Administration Contract with Mitchell Hutchins and approved new investment management arrangements that became effective on October 10, 2000, including a new interim subadvisory contract with Alliance Capital Management L.P., which assumed the day-to-day portfolio management responsibilities of the Portfolio effective October 10, 2000.

More information about the new investment management arrangements and the related investment strategy changes is set out in the October 10, 2000 supplement to the prospectus dated May 1, 2000.

OUTLOOK
--------------------------------------------------------------------------------
Decelerating corporate earnings growth, escalating defaults, tighter credit availability and expectations of weaker economic growth in 2001 all argue for caution. Many industries continue to be plagued by overcapacity and are wrestling with short-term pressures from higher energy costs and tight labor markets. Autos, chemicals, paper, retail and services are all particularly vulnerable to lower consumer demand in 2001.

In the New Year, we plan to structure duration to take advantage of a steeper yield curve. Within the government sector, we expect to remain overweighted both in Treasury and Agency debt. Though lower rates and a steeper yield curve bode well for the corporate sector, the credit cycle is clearly in a down trend, and earnings disappointments continue to abound. We are comfortable with our neutral exposure to this sector. Due to falling interest rates and rising prepayments, we expect to stay underweighted in mortgages.

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT



Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Mitchell Hutchins
Asset Management Inc.


















This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO



PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 2000

PRINCIPAL
  AMOUNT                                                                              MATURITY          INTEREST
  (000)                                                                                DATES              RATES           VALUE
---------                                                                           -----------        -----------     -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--43.11%
     $ 55  Federal Home Loan Mortgage Corp. ...................................       09/15/10             6.875%      $    58,636
      105  Federal National Mortgage Association ..............................       10/15/07             6.625           109,520
      200  U.S. Treasury Bonds ................................................ 08/15/19 to 08/15/29   6.125 to 8.125      253,811
      615  U.S. Treasury Notes ................................................ 08/15/03 to 08/15/10   5.750 to 5.875      633,964
                                                                                                                       -----------
Total U.S. Government and Agency Obligations (cost--$1,025,230) ...............                                          1,055,931
                                                                                                                       -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--14.24%
      240  GNMA ...............................................................       01/15/24             7.000           240,833
      104  GNMA ...............................................................       11/15/17             8.500           107,891
                                                                                                                       -----------
Total Government National Mortgage Association Certificates (cost--$334,263) ..                                            348,724
                                                                                                                       -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--12.91%
       35  FNMA ...............................................................        12/01/08            6.000            34,824
      150  FNMA ...............................................................        08/15/04            6.500           153,887
       81  FNMA ...............................................................        04/01/09            7.000            81,634
       45  FNMA ...............................................................        09/01/11            8.000            45,856
                                                                                                                       -----------
Total Federal National Mortgage Association Certificates (cost--$308,318) .....                                            316,201
                                                                                                                       -----------

COLLATERALIZED MORTGAGE OBLIGATIONS--0.59%
       14  FDIC REMIC Trust, Series 1996-C1, Class 1A (cost--$14,314) .........        05/25/26            6.750            14,345
                                                                                                                       -----------

ASSET BACKED SECURITY--2.58%
       60  Citibank Credit Card Issuance Trust, Series 2000, Class A3
           (cost--$61,404) ....................................................        11/15/09            6.875            63,324
                                                                                                                       -----------

CORPORATE BONDS--22.89%

AIRLINES--0.62%
       15  United Airlines ....................................................        04/01/11            7.186            15,309
                                                                                                                       -----------

BANKS--1.27%
       30  Bank One Corp. .....................................................        08/01/10            7.875            31,251
                                                                                                                       -----------

FINANCIAL SERVICES--2.23%
       55  Ford Motor Credit Co. ..............................................        04/28/03            6.125            54,509
                                                                                                                       -----------

MEDIA--2.21%
       50  Time Warner Entertainment Co. L P ..................................        03/15/23            8.375            54,036
                                                                                                                       -----------

OIL REFINING, DISTRIBUTION--2.02%
       50  Conoco Inc. ........................................................        04/15/04            5.900            49,504
                                                                                                                       -----------

SECURITIES & ASSET MANAGEMENT--2.75%
       40  Goldman Sachs Group Inc. ...........................................        08/17/05            7.625            41,635
       25  Lehman Brothers Holdings Inc. ......................................        08/15/10            7.875            25,851
                                                                                                                       -----------
                                                                                                                            67,486
                                                                                                                       -----------

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

PRINCIPAL
  AMOUNT                                                                               MATURITY           INTEREST
  (000)                                                                                 DATES               RATES         VALUE
---------                                                                            -----------         -----------   -----------
SPECIALTY RETAIL--1.71%
    $  40  Wal Mart Stores Inc. ...............................................        08/10/09            6.875%      $    41,796
                                                                                                                       -----------

TELECOMMUNICATIONS--2.53%
       65  US West Capital Funding Inc. .......................................        07/15/08            6.375            61,865
                                                                                                                       -----------

TRANSPORTATION--1.84%
       50  Union Pacific Corp. ................................................        02/01/29            6.625            45,143
                                                                                                                       -----------

UTILITIES--0.64%
       15  Keyspan Corp. ......................................................        11/15/05            7.250            15,592
                                                                                                                       -----------

YANKEE--5.07%
       25  British Telecommunications PLC .....................................        12/15/30            8.625            25,032
      100  Household International Netherlands B V ............................        12/01/03            6.200            99,121
                                                                                                                       -----------
                                                                                                                           124,153
                                                                                                                       -----------
Total Corporate Bonds (cost--$554,285) ........................................                                            560,644
                                                                                                                       -----------

REPURCHASE AGREEMENT--3.76%

       92  Repurchase Agreement dated 12/29/00 with State Street Bank & Trust
             Co., collateralized by $35,610 U.S. Treasury Notes, 6.25% to
             6.875% due 06/30/02 to 05/15/06 (value--$37,941); and $57,878
             U.S. Treasury Bonds, 5.25% due 11/15/28 (value--$55,906);
             proceeds: $92,060 (cost--$92,000) ................................        01/02/01            5.850            92,000
                                                                                                                       -----------
Total Investments (cost--$2,389,814)--100.08% .................................                                          2,451,169
Liabilities in excess of other assets--(0.08)% ................................                                             (1,876)
                                                                                                                       -----------
Net Assets--100.00% ...........................................................                                        $ 2,449,293
                                                                                                                       ===========

------------------
FDIC  Federal Deposit Insurance Corporation.
REMIC Real Estate Mortgage Investment Conduit



                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2000

ASSETS
Investments, at value (cost--$2,389,814) ...............................................  $ 2,451,169
Cash ...................................................................................          967
Interest receivable ....................................................................       33,638
Other assets ...........................................................................        1,028
                                                                                          -----------
Total assets ...........................................................................    2,486,802
                                                                                          -----------

LIABILITIES
Payable to investment manager and administrator ........................................        1,034
Accrued expenses and other liabilities .................................................       36,475
                                                                                          -----------
Total liabilities ......................................................................       37,509
                                                                                          -----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--274,202 shares
  (unlimited amount authorized) ........................................................    2,596,996
Undistributed net investment income ....................................................      145,676
Accumulated net realized loss from investments .........................................     (354,734)
Net unrealized appreciation of investments .............................................       61,355
                                                                                          -----------
Net assets .............................................................................  $ 2,449,293
                                                                                          ===========
Net asset value, offering price and redemption value per share .........................  $      8.93
                                                                                          ===========



                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO


STATEMENT OF OPERATIONS

                                                                          FOR THE
                                                                         YEAR ENDED
                                                                      DECEMBER 31, 2000
                                                                      -----------------
INVESTMENT INCOME:
Interest                                                                  $  235,014
                                                                          ----------
EXPENSES:
Professional fees                                                             33,632
Reports and notices to shareholders                                           23,009
Investment management and administration                                      16,658
Trustees' fees                                                                 7,500
Custody and accounting fees                                                    4,007
Transfer agency fees and related service fees                                  1,500
Other expenses                                                                 4,697
                                                                          ----------
                                                                              91,003
                                                                          ----------
Net investment income                                                        144,011
                                                                          ----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investments                                        (176,563)
Net change in unrealized appreciation of investments                         250,523
                                                                          ----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENTS                            73,960
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $  217,971
                                                                          ==========


                 See accompanying notes to financial statements
8

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                            FOR THE YEARS
                                                                                                          ENDED DECEMBER 31,
                                                                                                      -------------------------
                                                                                                           2000        1999
                                                                                                      -----------   -----------
FROM OPERATIONS:
Net investment income ..............................................................................  $   144,011   $   281,801
Net realized losses from investments ...............................................................     (176,563)     (173,758)
Net change in unrealized appreciation/depreciation of investments ..................................      250,523      (351,717)
                                                                                                      -----------   -----------
Net increase (decrease) in net assets resulting from operations ....................................      217,971      (243,674)
                                                                                                      -----------   -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................................................................     (284,457)       --
                                                                                                      -----------   -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ...............................................................      276,208       852,166
Cost of shares repurchased .........................................................................   (2,613,292)   (3,365,762)
Proceeds from dividends reinvested .................................................................      284,457       556,093
                                                                                                      -----------   -----------
Net decrease in net assets from beneficial interest transactions ...................................   (2,052,627)   (1,957,503)
                                                                                                      -----------   -----------
Net decrease in net assets .........................................................................   (2,119,113)   (2,201,177)

NET ASSETS:
Beginning of year ..................................................................................    4,568,406     6,769,583
                                                                                                      -----------   -----------
End of year (including undistributed net investment income of $145,676 and $284,443, respectively) .  $ 2,449,293   $ 4,568,406
                                                                                                      ===========   ===========


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital") the Portfolio's sub-adviser. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), an indirect wholly owned subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   The ability of the issuers of debt securities including mortgage- and asset-backed securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT MANAGER AND ADMINISTRATOR

    The board has approved an investment management and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets.

   Mitchell Hutchins has entered into a sub-advisory contract with Alliance dated October 10, 2000 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-adviser for the Portfolio. Under the Alliance Capital Contract, Mitchell Hutchins (not the Portfolio) is obligated to pay Alliance Capital a fee, computed daily and paid monthly, at the annual rate of 0.25% of the Portfolio's average daily net assets.

SECURITIES LENDING

    The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. For the year ended December 31, 2000 there was no security lending activity by the Portfolio.

BANK LINE OF CREDIT

    The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2000, the Portfolio did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at December 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At December 31, 2000, the components of net unrealized depreciation of investments were as follows:

          Gross appreciation (investments having an excess of value over cost) .............    $ 72,105
          Gross depreciation (investments having an excess of cost over value) .............     (10,750)
                                                                                                --------
          Net unrealized appreciation of investments .......................................    $ 61,355
                                                                                                ========

   For the year ended December 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $5,166,067 and $7,192,055, respectively.

FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

   At December 31, 2000, the Portfolio had a net capital loss carry forward of $349,226 available as a reduction, to the extent provided in the regulations of future net realized capital gains, and will expire as follows: $156,608 by December 31, 2007 and $192,618 by December 31, 2008. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

   In accordance with U.S. Treasury regulations, the Portfolio has elected to defer capital losses of $5,235 arising after October 31, 2000. Such losses are treated for tax purposes as arising on January 1, 2001.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2000, the Portfolio's undistributed net investment income was increased by $1,679 and accumulated net realized gains/losses from investments were decreased by $1,679.

SHARES OF BENEFICIAL INTEREST

    There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                                  FOR THE YEARS
                                                       ENDED
                                                    DECEMBER 31,
                                              -----------------------
                                                 2000         1999
                                              ---------     ---------
Shares sold ...............................      31,615        94,351
Shares redeemed ...........................    (309,497)     (375,933)
Reinvestment of dividends .................      34,396        60,656
                                              ---------     ---------
Net decrease ..............................    (243,486)     (220,926)
                                              =========     =========

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO



FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:


                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                           2000(2)       1999        1998        1997      1996
                                                           -------      ------      ------      ------    ------
Net asset value, beginning of year .....................   $  8.82      $ 9.17      $ 9.29      $ 9.10    $  9.49
                                                           -------      ------      ------      ------    ------
Net investment income ..................................      0.57        0.54        0.56        0.55       0.50

Net realized and unrealized gains (losses)
  from investments .....................................      0.13       (0.89)       0.07        0.19      (0.37)
                                                           -------      ------      ------      ------    ------
Net increase (decrease) from investment operations .....      0.70       (0.35)       0.63        0.74       0.13
                                                           -------      ------      ------      ------    ------
Dividends from net investment income ...................     (0.59)       --         (0.56)      (0.55)     (0.52)

Distributions from net realized gains on investments ...       --         --         (0.19)        --         --
                                                           -------      ------      ------      ------    ------
Total dividends and distributions ......................     (0.59)       0.00       (0.75)      (0.55)     (0.52)
                                                           -------      ------      ------      ------    ------
Net asset value, end of year ...........................   $  8.93      $ 8.82      $ 9.17      $ 9.29    $  9.10
                                                           =======      ======      ======      ======    ======
Total investment return(1) .............................      8.48%      (3.82)%      6.83%       8.13%     1.41%
                                                           =======      ======      ======      ======    ======

Ratios/Supplemental Data:

Net assets, end of year (000's) ........................   $ 2,449      $4,568      $6,770      $7,345    $7,902

Expenses to average net assets .........................      2.73%       1.91%       1.27%       1.43%     1.62%

Net investment income to average net assets ............      4.32%       4.65%       5.39%       5.54%     5.04%

Portfolio turnover rate ................................       159%        166%        101%         95%      282%

----------------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

(2) Investment Sub-Advisory functions for this Portfolio were transferred from Mitchell Hutchins Asset Management Inc. to Alliance Capital Management L.P. on October 10, 2000.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO



REPORT OF INDEPENDENT AUDITORS
The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund")) as of December 31, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.



/s/ ERNST & YOUNG LLP

New York, New York
February 7, 2001

ANNUAL REPORT



MITCHELL

HUTCHINS SERIES

TRUST



HIGH GRADE

FIXED INCOME

PORTFOLIO







DECEMBER 31, 2000



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